UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2018

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01        Entry into a Material Definitive Agreement.

On May 21, 2018, HMN Financial, Inc. (the “Company”) entered into a Warrant Repurchase Agreement (the “Repurchase Agreement”) between the Company and EJF Financial Services Fund, LP (the “Warrant Holder”) relating to a warrant the Warrant Holder acquired on May 21, 2015 to purchase 277,777.66 shares of common stock from the Company at an exercise price of $4.68 per share (the “Warrant Agreement”). Pursuant to the terms of the Repurchase Agreement, the Company agreed to repurchase from the Warrant Holder, at a purchase price of $14.32 per warrant, 138,888.66 warrants to purchase common stock of the Company, resulting in an aggregate purchase price of $1,988,885.61 (the “Warrant Repurchase”). The Warrant Repurchase price reflects the difference between the exercise price of the warrants and the closing market price of the Company’s common stock on the date the Repurchase Agreement was executed. The Warrant Repurchase closed on May 22, 2018.

The terms of the Warrant Repurchase and the Repurchase Agreement were approved by the board of directors of the Company. Under the terms of the Repurchase Agreement, the payment of the cash Warrant Repurchase price from the Company to the Warrant Holder was in full satisfaction of any and all obligations owed by the Company to the Warrant Holder with respect to the repurchased warrants. At the closing of the Warrant Repurchase, the 138,888.66 warrants to acquire shares of common stock, which were to expire on December 23, 2018, were cancelled.

Simultaneously with the execution of the Repurchase Agreement, the Warrant Holder exercised its rights pursuant to the Warrant Agreement to exercise on a cashless basis the remaining 138,889 warrants at an exercise price of $4.68 per share under the Warrant Agreement. In accordance with terms of the Warrant Agreement, after taking into account the shares withheld to satisfy the cashless exercise option, the Company issued 104,678 shares of common stock and $8.55 in cash for the fractional share to the Warrant Holder on May 22, 2018.

The foregoing description of the terms of the Repurchase Agreement is qualified in its entirety by reference to the full text of the Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Warrant Repurchase Agreement by and between HMN Financial, Inc. and EJF Financial Services Fund, LP, dated May 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: May 22, 2018	By:	/s/ Jon Eberle

Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer

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